Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined in the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0.0001 per share, of Permian Resources Corporation and (ii) agree that this Agreement be included as an Exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning the undersigned contained herein and therein. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: March 6, 2024

PEARL ENERGY INVESTMENTS, L.P.

By: Pearl Energy Investment GP, L.P.,
its general partner

By: Pearl Energy Investment UGP, LLC,
its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL ENERGY INVESTMENTS AIV, L.P.

By: Pearl Energy Investment GP, L.P.,
its general partner

By: Pearl Energy Investment UGP, LLC,
its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL ENERGY INVESTMENT GP, L.P.

By: Pearl Energy Investment UGP, LLC
its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL ENERGY INVESTMENT UGP, LLC

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL ENERGY INVESTMENTS II, L.P.

By: Pearl Energy Investment II GP, L.P.,
its general partner

By: Pearl Energy Investment II UGP, LLC,
its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL CIII HOLDINGS, L.P.

By: Pearl Energy Investment II GP, L.P.,
its general partner

By: Pearl Energy Investment II UGP, LLC,
its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL ENERGY INVESTMENT II GP, L.P.

By: Pearl Energy Investment II UGP, LLC
its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

PEARL ENERGY INVESTMENT II UGP, LLC

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Authorized Person

WILLIAM J. QUINN

By:	/s/ William J. Quinn
Name:	William J. Quinn

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